UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 6, 2015

Qumu Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 683-7900

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1 through 4 and 6 through 9 are not applicable and are therefore omitted.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 6, 2015, the Board of Directors of Qumu Corporation (the “Company”) approved reductions in the base salaries of Sherman L. Black, Chief Executive Officer, and Vern Hanzlik, President. The reduction was recommended by the Compensation Committee of the Board of Directors.

Mr. Black’s annual base salary was reduced by 10% to $337,500. Mr. Hanzlik’s annual base salary was reduced by 5% to $308,800, or, with the previously approved housing allowance, $390,800 while he resides in California. For the purposes of calculating Mr. Hanzlik’s cash incentive pay under the Company’s 2015 Incentive Plan, Mr. Hanzlik’s annual base salary of $308,800 will be used.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

By:	/s/ Peter J. Goepfrich
Peter J. Goepfrich Chief Financial Officer

Date:  August 6, 2015